LOCK-UP AGREEMENT

     THIS AGREEMENT is entered into and effective as of July 12, 1999, by and between WELLSPRING INVESTMENTS, INC., a Delaware corporation (The "Corporation") and the shareholder whose signature appears below (the "Shareholder") with respect to the following:

     The undersigned Shareholder hereby agrees that he/she will not sell, assign, pledge, hypothecate, or otherwise transfer any of the shares of the Corporation held in the name of Shareholder or under the control of Shareholder until after such time as the Corporation has completed a merger, acquisition, or other business combination transaction with another entity so that, following the consummation of such transaction, the Corporation is no longer a blank check or public shell company.


"Corporation"                                      "Shareholder"

Wellspring Investments, Inc.,
a Delaware corporation


_______________________________                   ___________________________
By:  M. Richard Cutler                            Print Name:________________
Its: President